                                            Exhibit 10(iii) to the Annual Report
                                            on Form 10-K of W.W. Grainger, Inc.
                                            for the year ended December 31, 2002

                                    GRAINGER(R)
                       1990 LONG TERM STOCK INCENTIVE PLAN

                            AS AMENDED MARCH 5, 2003

                               W.W. Grainger, Inc.
                              100 Grainger Parkway
                        Lake Forest, Illinois 60045-5201
                                 (847) 535-1000

                               W.W. GRAINGER, INC.
                       1990 LONG TERM STOCK INCENTIVE PLAN
                            AS AMENDED APRIL 25, 2001

Section 1.  Objective.

The objective of the W.W. Grainger, Inc. 1990 Long Term Stock Incentive Plan
(the "Plan") is to attract and retain the best available executive personnel and other key employees to be responsible for the management, growth and success of the business, and to provide an incentive for such employees to exert their best efforts on behalf of the Company and its shareholders.

Section 2.  Definitions.

2.1. General Definitions. The following words and phrases, when used herein, shall have the following meanings:

         (a) "Act" - The Securities Exchange Act of 1934, as amended.

         (b) "Agreement" - The document which evidences the grant of any Award under the Plan and which sets forth the terms, conditions, and limitations relating to such Award.

         (c) "Award" - The grant of any stock option, stock appreciation right, share of restricted stock, share of phantom stock, other stock-based award, or any combination thereof.

         (d) "Board" - The Board of Directors of W.W. Grainger, Inc.

         (e) "Change in Control" means any one or more of the following events:

                  (i) approval by the shareholders of the Company of:

                           (A) any merger, reorganization or consolidation of
                           the Company or any Subsidiary with or into any
                           corporation or other Person if Persons who were the
                           beneficial owners (as such term is used in Rule 13d-3
                           under the Act) of Common Stock and securities of the
                           Company entitled to vote generally in the election of
                           directors ("Voting Securities") immediately before
                           such merger, reorganization or consolidation are not,
                           immediately thereafter, the beneficial owners,
                           directly or indirectly, of at least 60% of the
                           then-outstanding common shares and the combined
                           voting power of the then-outstanding Voting
                           Securities ("Voting Power") of the corporation or
                           other Person surviving or resulting from such merger,
                           reorganization or consolidation (or the parent
                           corporation thereof) in substantially the same
                           respective proportions as their

                           beneficial ownership, immediately before the
                           consummation of such merger, reorganization or
                           consolidation, of the then-outstanding Common Stock
                           and Voting Power of the Company;

                           (B) the sale or other disposition of all or
                           substantially all of the consolidated assets of the
                           Company, other than a sale or other disposition by
                           the Company of all or substantially all of its
                           consolidated assets to an entity of which at least
                           60% of the common shares and the Voting Power
                           outstanding immediately after such sale or other
                           disposition are then beneficially owned (as such term
                           is used in Rule 13d-3 under the Act) by shareholders
                           of the Company in substantially the same respective
                           proportions as their beneficial ownership of Common
                           Stock and Voting Power of the Company immediately
                           before the consummation of such sale or other
                           disposition; or

                           (C) a liquidation or dissolution of the Company;

                  provided, however, that if the consummation of an event
                  described in this paragraph (i) (a "Transaction") is subject to an Other Party Approval Requirement (as defined below), the approval of such Transaction by the shareholders of the
                  Company shall not be deemed a Change in Control until the
                  first date on which such Other Party Approval Requirement has been satisfied. For this purpose, "Other Party Approval
                  Requirement" means a requirement expressly set forth in a
                  Transaction Agreement (as defined below) between the Company and another Person to the effect that such Person shall obtain the approval of one or more elements of the Transaction by the stockholders, members, partners, or other holders of equity interests of such Person (or of a parent of such Person) prior to the consummation of such Transaction in order to comply with the mandatory provisions of (x) the law of the
                  jurisdiction of the incorporation or organization of such
                  Person (or its parent) or (y) the articles of incorporation or other charter or organizational documents of such Person (or its parent) that are applicable to such Transaction. For this purpose, "Transaction Agreement" means a written agreement that sets forth the terms and conditions of the Transaction;

                  (ii) the following individuals cease for any reason to
                  constitute a majority of the directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any subsequently appointed or elected director of the Company (other than a director whose initial assumption of office is in connection with an actual or threatened
                  election contest, including a consent solicitation, relating to the election or removal of one or more directors of the
                  Company) whose appointment or election by the Board or
                  nomination for election by the Company's shareholders was
                  approved or recommended by a vote of at least two-thirds of the Company's directors then in office whose appointment,
                  election or

                  nomination for election was previously so approved or
                  recommended or who were directors on the Effective Date; or

                  (iii) the acquisition or holding by any person, entity or
                  "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act, other than by any Exempt Person (as such term is
                  defined below), the Company, any Subsidiary, any employee
                  benefit plan of the Company or a Subsidiary) of beneficial ownership (within the meaning of Rule 13d-3 under the Act) of
                  20% or more of either the Company's then-outstanding Common
                  Stock or Voting Power; provided that:

                           (A) no such person, entity or group shall be deemed
                           to own beneficially any securities held by the
                           Company or a Subsidiary or any employee benefit plan
                           (or any related trust) of the Company or a
                           Subsidiary;

                           (B) no Change in Control shall be deemed to have
                           occurred solely by reason of any such acquisition if
                           both (x) after giving effect to such acquisition,
                           such person, entity or group has beneficial ownership
                           of less than 30% of the then-outstanding Common Stock
                           and Voting Power of the Company and (y) prior to such
                           acquisition, at least two-thirds of the directors
                           described in (and not excluded from) paragraph (ii)
                           of this definition vote to adopt a resolution of the
                           Board to the specific effect that such acquisition
                           shall not be deemed a Change in Control; and

                           (C) no Change in Control shall be deemed to have
                           occurred solely by reason of any such acquisition or
                           holding in connection with any merger, reorganization
                           or consolidation of the Company or any Subsidiary
                           which is not a Change in Control within the meaning
                           of paragraph (i)(A) above.

         Notwithstanding the occurrence of any of the events specified in paragraphs (i), (ii) or (iii) of this definition, no Change in Control shall occur with respect to any Participant if (x) the event which otherwise would be a Change in Control (or the transaction which resulted in such event) was initiated by such Participant, or was discussed by him with any third party, without the approval of the
         Board with respect to such Participant's initiation or discussion, as applicable, or (y) such Participant is, by written agreement, a participant on his own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement cause the Change in Control to occur and, pursuant to the written agreement, such Participant has an equity interest (or a right to acquire such equity interest) in the resulting entity.

         (f) "Code" - The Internal Revenue Code of 1986, as amended, including the regulations promulgated pursuant thereto.

         (g) "Committee" - The Compensation Committee of the Board, which shall consist of two or more members. The members of the Committee shall be
         "non-employee directors" within the meaning of Rule 16b-3, as the same may be amended or supplemented from time to time, as promulgated under the Act.

         (h) "Common Stock" - The present shares of common stock of the Company, and any shares into which such shares are converted, changed or reclassified.

         (i) "Company" - W.W. Grainger, Inc., an Illinois corporation.

         (j) "Effective Date" - December 9, 1998.

         (k) "Employee" - Any person designated as an employee of the Company or a Subsidiary on the payroll records thereof.

         (l) "Exempt Person" means any one or more of the following:

                  (i) any descendant of W.W. Grainger (deceased) or any spouse, widow or widower of any such descendant (any such descendants, spouses, widows and widowers collectively defined as the
                  "Grainger Family Members");

                  (ii) any descendant of E.O. Slavik (deceased) or any spouse, widow or widower of any such descendant (any such descendants, spouses, widows and widowers collectively defined as the
                  "Slavik Family Members" and with the Grainger Family Members collectively defined as the "Family Members");

                  (iii) any trust which is in existence on the Effective Date and which has been established by one or more Grainger Family
                  Members, any estate of a Grainger Family Member who died on or before the Effective Date, and The Grainger Foundation (such trusts, estates and named entity collectively defined as the
                  "Grainger Family Entities");

                  (iv) any trust which is in existence on the Effective Date and which has been established by one or more Slavik Family
                  Members, any estate of a Slavik Family Member who died on or before the Effective Date, Mark IV Capital, Inc., and Mountain
                  Capital Corporation (such trusts, estates and named entities collectively defined as the "Slavik Family Entities" and with the Grainger Family Entities collectively defined as the
                  "Existing Family Entities");

                  (v) any estate of a Family Member who dies after the Effective
                  Date or any trust established after the Effective Date by one or more Family Members or Existing Family Entities; provided that one or more Family Members, Existing Family Entities or charitable organizations which qualify as exempt organizations under Section 501(c) of the Code

                  ("Charitable Organizations"), collectively, are the
                  beneficiaries of at least 50% of the actuarially determined beneficial interests in such estate or trust;

                  (vi) any Charitable Organization which is established by one or more Family Members or Existing Family Entities (a "Family
                  Charitable Organization");

                  (vii) any corporation of which a majority of the voting power and a majority of the equity interest is held, directly or indirectly, by or for the benefit of one or more Family
                  Members, Existing Family Entities, estates or trusts described in clause (v) above, or Family Charitable Organizations; or

                  (viii) any partnership or other entity or arrangement of which a majority of the voting interest and a majority of the
                  economic interest is held, directly or indirectly, by or for the benefit of one or more Family Members, Existing Family
                  Entities, estates or trusts described in clause (v) above, or
                  Family Charitable Organizations.

         (m) "Fair Market Value" - The fair market value of Common Stock on a particular day shall be the closing price of the Common Stock on the
         New York Stock Exchange, or any other national stock exchange on which the Common Stock is traded, on the last preceding trading day on which such Common Stock was traded.

         (n) "Option" - The right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, the option is a non-qualified stock option.

         (o) "Other Stock Based Award" - An award under Section 9 that is valued in whole or in part by reference to, or is otherwise based on, the
         Common Stock.

         (p) "Participant" - Any Employee designated by the Committee to participate in the Plan.

         (q) "Person" - Any individual, corporation, partnership, limited liability company, sole proprietorship, trust or other entity.

         (r) "Period of Restriction" - The period during which Shares of
         Restricted Stock or Phantom Stock rights are subject to forfeiture or restrictions on transfer pursuant to Section 8 of the Plan.

         (s) "Phantom Stock" - A right to receive payment from the Company in cash, stock, or in combination thereof, in an amount determined by the
         Fair Market Value.

         (t) "Restricted Stock" - Shares granted to a Participant which are subject to restrictions on transferability pursuant to Section 8 of the
         Plan.

         (u) "Shares" - Shares of Common Stock.

         (v) "Stock Appreciation Right" or "SAR" - The right to receive a payment from the Company in cash, Common Stock, or in combination thereof, equal to the excess of the Fair Market Value of a share of
         Common Stock on the date of exercise over a specified price fixed by the Committee, but subject to such maximum amounts as the Committee may impose.

         (w) "Subsidiary" - Any corporation, partnership, joint venture, limited liability company, or other entity in which the Company directly or indirectly owns securities representing a majority of the aggregate voting power.

2.2. Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined elsewhere in the Plan or in such Agreement.

Section 3.  Common Stock.

3.1. Number of Shares. Subject to the provisions of Section 3.3, the number of
Shares which may be issued or sold or for which Options or Stock Appreciation
Rights may be granted under the Plan may not exceed 8,056,828 Shares.*
Notwithstanding the foregoing, the total number of Shares with respect to which
Options or Stock Appreciation Rights may be granted to any Participant shall not exceed 800,000 Shares**(proportionately adjusted pursuant to Section
3.3) in any calendar year.

3.2. Re-usage. If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Stock is forfeited or cancelled, if Phantom Stock is forfeited or cancelled, if Shares otherwise deliverable upon (i) exercise of Options, (ii) exercise of SARs, (iii) vesting of Restricted Stock, or (iv) settlement of Phantom Stock, are not delivered by reason of payments of the Option exercise price pursuant to Section 6.5(b)
hereunder or withholdings of Shares in satisfaction of tax obligations under
Section 14.4 hereunder, or if any other grant results in any Shares not being delivered, the Shares covered by such Option, SAR, grant of Restricted Stock, grant of Phantom Stock or other grant, as the case may be, shall again be available for Awards under the Plan.

3.3. Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination, reclassification or exchange of Shares, recapitalization, merger, consolidation or other similar event, the number of

--------
* As adjusted to reflect (i) the number of shares remaining available for grants under the Company's Restated 1975 Non-Qualified Stock Option Plan, (ii)
the Company's 1991 two-for-one stock split and (iii) the Company's 1998 two-for-one stock split.

** As adjusted to reflect the Company's 1998 two-for-one stock split.

SARs and the number of Shares available for Options, grants of Restricted Stock, grants of Phantom Stock, and Other Stock-Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock, grants of
Phantom Stock, and Other Stock-Based Awards, and the price thereof, and the Fair
Market Value, as applicable, shall be appropriately adjusted by the Committee in its sole discretion and any such adjustment shall be binding and conclusive on all parties. Any fractional Shares resulting from any such adjustment shall be disregarded.

Section 4.  Eligibility and Participation.

Participants in the Plan shall be those key employees selected by the Committee to participate in the Plan who hold positions of responsibility and whose participation in the Plan the Committee or management of the Company determines to be in the best interests of the Company.

Section 5.  Administration.

5.1. Committee. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by and shall serve at the pleasure of the
Board, which may from time to time change the Committee's membership.

5.2. Authority. The Committee shall have the sole and complete authority to:

         (a) determine the individuals to whom Awards are granted, the type and amounts of awards to be granted and the time of all such grants;

         (b) determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

         (c) interpret and construe the Plan and all Agreements;

         (d) prescribe, amend and rescind rules and regulations relating to the
         Plan;

         (e) determine the content and form of all Agreements;

         (f) determine all questions relating to Awards under the Plan;

         (g) maintain accounts, records and ledgers relating to Awards;

         (h) maintain records concerning its decisions and proceedings;

         (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

         (j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.

5.3. Determinations. All determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

5.4. Delegation. Except as required by Rule 16b-3 promulgated under the Act (and any successor to such Rule) with respect to the grant of Awards to Participants who are subject to Section 16 of the Act, the Committee may delegate to appropriate senior officers of the Company its duties under the Plan pursuant to such conditions and limitations as the Committee may establish.

Section 6.  Stock Options.

6.1. Type of Option. It is intended that only non-qualified stock options may be granted by the Committee under this section of the Plan.

6.2. Grant of Option. An Option may be granted to Participants at such time or times as shall be determined by the Committee. Each Option shall be evidenced by an Option Agreement that shall specify the exercise price, the duration of the
Option, the number of Shares to which the Option applies, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine.

6.3. Option Price. The per share option price shall be at least 100% of the Fair
Market Value at the time the Option is granted.

6.4. Exercise of Options. Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service after the grant, as the Committee may impose, which need not be uniform for all participants; provided, however, that no Option shall be exercisable for more than 10 years after the date on which it is granted.

6.5. Payment. Options shall be exercised by the delivery of a written notice to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, and accompanied by full payment for the Shares. Upon the exercise of any Option, the exercise price shall be payable by any one or combination of the following means:

         (a) cash or its equivalent,

         (b) with the prior approval of the Committee, delivery of Shares already owned by the participant and valued at the Fair Market Value thereof at the time of exercise,

         (c) with the prior approval of the Committee, a cashless exercise through a broker-dealer approved for this purpose by the Company.

6.6. Rights as a Shareholder. Until the exercise of an Option and the issuance of the Shares in respect thereof, a Participant shall have no rights as a
Shareholder with respect to the Shares covered by such Option.

Section 7.  Stock Appreciation Rights.

7.1. Grant of Stock Appreciation Rights. Stock Appreciation Rights may be
granted to Participants at such time or times as shall be determined by the
Committee and shall be subject to such terms and conditions as the Committee may decide. A grant of an SAR shall be made pursuant to a written Agreement containing such provisions not inconsistent with the Plan as the Committee shall approve.

7.2. Exercise of SARs. SARs may be exercised at such times and subject to such conditions, including the performance of a minimum period of service, as the
Committee shall impose. SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise an equivalent number of
Shares under the related Option and may be exercised only with respect to the
Shares for which the related Option is then exercisable. Notwithstanding any other provision of the Plan, the Committee may impose conditions on the exercise of an SAR, including, without limitation, the right of the Committee to limit the time of exercise to specified periods.

7.3. Payment of SAR Amount. Upon exercise of an SAR, the Participant shall be entitled to receive payment of an amount determined by multiplying:

         (a) any increase in the Fair Market Value of a Share at the date of exercise over the Fair Market Value of a Share at the date of grant, by

         (b) the number of Shares with respect to which the SAR is exercised;

provided, however, that at the time of grant, the Committee may establish, in its sole discretion, a maximum amount per Share which will be payable upon exercise of an SAR.

7.4. Method of Payment. Subject to the discretion of the Committee, which may be exercised at the time of grant, the time of payment, or any other time, payment of an SAR may be made in cash, Shares or any combination thereof.

Section 8.  Restricted Stock or Phantom Stock.

8.1. Grant of Restricted Stock or Phantom Stock. The Committee may grant Shares of Restricted Stock or Phantom Stock rights to such Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock or Phantom Stock rights shall be evidenced by a written Agreement setting forth the terms of such Award.

8.2. Restrictions on Transferability. Restricted Stock or Phantom Stock rights may not be sold, transferred, pledged, assigned, or otherwise alienated until such time, or until

the satisfaction of such conditions as shall be determined by the Committee
(including without limitation, the satisfaction of performance goals, the occurrence of such events as shall be determined by the Committee, or pursuant to a determination under Section 14.1). At the end of the period of restriction applicable to any Restricted Stock, such Shares will be transferred to the
Participant free of all restrictions. At the end of the restriction period applicable to Phantom Stock, payment shall be made in the manner set forth in the applicable award agreement.

8.3. Rights as a Shareholder. Unless otherwise determined by the Committee at the time of grant, Participants holding Restricted Stock granted hereunder may exercise full voting rights and other rights as a Shareholder with respect to those Shares during the period of restriction. Holders of Phantom Stock rights shall not be deemed Shareholders and, except to the extent provided in accordance with the Plan, shall have no rights related to any Shares.

8.4. Dividends and Other Distributions. Unless otherwise determined by the
Committee at the time of grant, Participants holding Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares, provided that if any such dividends or distributions are paid in shares of stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted
Stock with respect to which they were paid. Unless otherwise determined by the
Committee at the time of grant, Participants holding shares of Phantom Stock shall be entitled to receive cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of Shares; provided, however, that if any such dividends or distributions are paid in Shares, the
Fair Market Value of such Shares shall be converted into shares of Phantom Stock which shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of Phantom Stock with respect to which they are paid.

8.5. Payment of Phantom Stock Rights. The Committee may, at the time of grant, provide for other methods of payment in respect of Phantom Stock rights in cash,
Shares, partially in cash and partially in Shares, or in any other manner not inconsistent with this Plan.

Section 9.  Other Stock Based Awards and Other Benefits.

9.1. Other Stock Based Awards. The Committee shall have the right to grant Other
Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the
Common Stock, and the payment of Shares in lieu of cash under other Company incentive bonus programs. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

9.2. Other Benefits. The Committee shall have the right to provide types of
Awards under the Plan in addition to those specifically listed utilizing shares of stock or cash, or a combination thereof, if the Committee believes that such
Awards would further the purposes for which the Plan was established. Payment under or settlement of any such

                                       10

Awards shall be made in such manner and at such times as the Committee may determine.

Section 10.  Amendment, Modification, and Termination of Plan.

The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan. No amendment, modification, or termination of the
Plan shall in any manner adversely affect any Award theretofore granted under the Plan to a Participant without the consent of such Participant.

Section 11.  Termination of Employment.

11.1. Termination of Employment Due to Retirement. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment terminates by reason of retirement, any Option or SAR granted to such
Participant which is then outstanding may be exercised at any time prior to the expiration of the term of the Option or SAR or within six (6) years following the Participant's termination of employment, whichever period is shorter, and any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the effective date of retirement shall be forfeited.

11.2. Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment is terminated by reason of death or disability, any Option or SAR granted to such Participant which is then outstanding may be exercised by the
Participant, the Participant's designated beneficiary, the Participant's legal representative or other person entitled thereto, at any time prior to the expiration date of the term of the Option or SAR or within six (6) years following the Participant's termination of employment, whichever period is shorter, and any Restricted Stock, Phantom Stock rights, or other Award then outstanding shall become nonforfeitable and shall become transferable or payable, as the case may be, as though any restriction had expired.

11.3. Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee at the time of grant, in the event the employment of the Participant shall terminate for any reason other than misconduct or one described in Section 11.1 or 11.2, any Option or SAR granted to such Participant which is then outstanding may be exercised by the Participant at any time prior to the expiration date of the term of the Option or SAR or within three (3)
months following the Participant's termination of employment, whichever period is shorter; any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the date of termination of employment shall be forfeited upon termination of employment. If the employment of a Participant is terminated by the Company or a Subsidiary by reason of the Participant's misconduct, any outstanding Option or SAR shall cease to be exercisable on the date of the Participant's termination of employment; any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the date of termination of employment shall be forfeited upon termination of employment. As used herein, "misconduct" means that the

                                       11

Participant has engaged, or intends to engage, in competition with the Company or a Subsidiary, has induced any customer of the Company or a Subsidiary to breach any contract with the Company or a Subsidiary, has made any unauthorized disclosure of any of the secrets or confidential information of the Company or a
Subsidiary, has committed an act of embezzlement, fraud, or theft with respect to the property of the Company or a Subsidiary, or has deliberately disregarded the rules of the Company or a Subsidiary in such a manner as to cause any loss, damage, or injury to, or otherwise endanger the property, reputation, or employees of the Company or a Subsidiary. The Committee shall determine whether a Participant's employment is terminated by reason of misconduct.

11.4. Accrual of Right at Date of Termination. The Participant shall have the right to exercise an Option or SAR as indicated in Sections 11.1, 11.2, and 11.3 only to the extent the Participant's right to exercise such Option or SAR had accrued at the date of termination of employment pursuant to the terms of the
Option or SAR Agreement and had not previously been exercised.

Section 12.  Change in Control.

Except as otherwise provided in an Agreement, if a Change in Control occurs, then:

         (i) the Participant's Restricted Stock, Phantom Stock, or Other
         Stock-Based Awards that were forfeitable shall, unless otherwise determined by the Committee, become nonforfeitable and, to the extent applicable, shall be converted into Shares; and

         (ii) any unexercised Option or SAR, whether or not exercisable on the date of such Change in Control, shall thereupon be fully exercisable and may be exercised, in whole or in part.

Section 13.  Effect of Disposition of Facility or Operating Unit.

In the event that the Company or any of its Subsidiaries closes or disposes of the facility at which a Participant is located or the Company or any of its
Subsidiaries diminish or eliminate ownership interests in any operating unit of the Company or any of its Subsidiaries so that such operating unit ceases to be majority owned by the Company or any of its Subsidiaries, then, with respect to
Awards held by Participants who subsequent to such event will not be employees of the Company or any of its Subsidiaries, the Committee may (i) accelerate the exercisability of Awards to the extent not yet otherwise exercisable or remove any restrictions applicable to any Awards and (ii) extend the period during which Awards will be exercisable to a date subsequent to the date when such
Awards would otherwise have expired by reason of the termination of such
Participant's employment with the Company or any of its Subsidiaries (but in no event to a date later than the expiration date of the Awards or the fifth anniversary of the transaction in which such facility closes or operating unit ceases). If the Committee takes no special action with respect to any disposition of a facility or an operating unit, then any

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cessation of employment resulting from such disposition will be treated as an ordinary cessation of employment as described in Section 11.

Section 14.  Miscellaneous Provisions.

14.1. Non-transferability of Awards. Unless otherwise determined by the
Committee, whether at the time of grant or thereafter, and except as provided in
Sections 11.2 and 14.2, no Awards granted under the Plan shall be assignable, transferable, or payable to or exercisable by anyone other than the Participant to whom it was granted.

14.2 Beneficiary Designation. Unless otherwise determined by the Committee, whether at the time of grant or thereafter, each Participant may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of such Participant's death before he or she receives any or all of such benefit.
Each such designation shall revoke all prior designations by such Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.3. No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any
Participant any right to continue in the employment of the Company or a
Subsidiary. No employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future awards.

14.4. Tax Withholding. The Company shall have the authority to withhold, or require a Participant to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the
Plan, and the Company may defer payment of cash or issuance of Shares until such requirements are satisfied. The Committee may, in its discretion, permit a
Participant to elect, subject to such conditions as the Committee shall require, to have Shares otherwise issuable under the Plan withheld by the Company and having a Fair Market Value sufficient to satisfy all or part of the
Participant's estimated total federal, state, and local tax obligation associated with the transaction.

14.5. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or Act, shall be governed by the law of the State of Illinois and construed in accordance therewith.

14.6. Effectiveness of Plan. The Plan became effective upon its approval by the shareholders of the Company on April 25, 1990; provided, however, that no Award requiring the issuance of Shares shall be exercised or paid out unless at the time of such exercise or payout (i) such Shares are covered by a currently effective registration statement filed under the Securities Act of 1933, as amended, if one is then required, or in the sole opinion of the Company and its counsel such issuance of Shares is otherwise exempt from the registration requirements of such act, and (ii) such Shares

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are listed on any securities exchange upon which the Common Stock of the Company is listed.

14.7. Termination of the 1975 Plan. The Company's Restated 1975 Non-Qualified
Stock Option Plan shall be terminated as of the date of Shareholder approval of this Plan, provided, however, that such termination shall not affect any Options or Stock Appreciation Rights outstanding thereunder, all of which shall remain subject to and be governed by such plan.

14.8. Unfunded Plan. Insofar as the Plan provides for Awards of cash, Shares, rights or a combination thereof, the Plan shall be unfunded. The Company may maintain bookkeeping accounts with respect to Participants who are entitled to
Awards under the Plan, but such accounts shall be used merely for bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by interests in Awards nor shall the Plan be construed as providing for any such segregation. None of the Committee, the
Company or Board shall be deemed to be a trustee of any cash, Shares or rights to Awards granted under the Plan. Any liability of the Company to any
Participant with respect to an Award or any rights thereunder shall be based solely upon any contractual obligations that may be created by the Plan and any
Agreement, and no obligation of the Company under the Plan shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

14.9. Deferrals. The Committee may permit a Participant to defer such
Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an
Option or SAR, the lapse or waiver of restrictions with respect to Restricted
Stock or Phantom Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals and the manner in which such deferral shall be accomplished.

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